Exhibit 99.1

REGENERX BIOPHARMACEUTICALS, INC.

AUDIT COMMITTEE CHARTER

General

This Audit Committee Charter was adopted by the Board of Directors (the “Board”) of RegeneRx Biopharmaceuticals, Inc. (the “Company”) on February 18, 2005.

This Charter is intended as a component of the flexible governance framework within which the Board, assisted by its committees, directs the affairs of the Company. While it should be interpreted in the context of all applicable laws, regulations and listing requirements, as well as in the context of the Company’s Certificate of Incorporation and Bylaws, it is not intended to establish by its own force any legally binding obligations.

Mission

The Audit Committee shall assist the Board of Directors in fulfilling its fiduciary responsibility by serving as an informed and effective overseer of the company’s financial reporting process.

Membership Requirements

The Audit Committee shall be comprised of at least two directors. All members of the Committee shall be independent of management and the Company. Members of the Audit Committee shall be considered independent if they have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. In that regard, to be considered independent, a member of the Audit Committee may not, other than in his or her capacity as a member of the Audit Committee, the board of directors, or any other board committee:

1.	Accept directly or indirectly any consulting, advisory, or other compensatory fee from the Company or any subsidiary, provided that, compensatory fees do not include the receipt of fixed amounts of compensation under a retirement plan (including deferred compensation) for prior service with the Company (provided that such compensation is not contingent in any way on continued service); or

2.	Be an affiliated person of the Company or any subsidiary thereof.

All Audit Committee members will be financially literate, and at least one member will have accounting or related financial management expertise in compliance with SEC and Exchange regulations and be designated the “Audit Committee Financial Expert” as that term is defined in Item 401(e) of Regulation S-B.

Duties and Responsibilities

The Audit Committee shall fulfill their oversight responsibility to shareholders, potential shareholders, the investment community and others relating to corporate accounting, reporting practices of the corporation, the quality and integrity of the financial reports of the corporation, the internal audit function, and the annual independent audit of the Company’s financial statements. It is the responsibility of the Audit Committee to maintain free and open communication between the Directors, the independent auditors and the financial management of the corporation.

The Audit Committee shall have the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it shall have direct access to all books and records, facilities, the Company’s independent auditors as well as anyone in the organization. The Audit Committee shall have the ability to retain, at the Company’s expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

The primary responsibility of the Audit Committee is to oversee the company’s accounting and financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the company’s financial statements, the independent auditors are responsible for auditing those financial statements and the Audit Committee is responsible for overseeing the audits of the financial statements. The committee in carrying out its responsibilities shall review its policies and procedures periodically in order to ensure they address current conditions and circumstances. The committee should take the appropriate actions to set the overall corporate “tone” for quality financial reporting to include sound business risk practices and ethical behavior as it pertains to financial reporting.

In carrying out these responsibilities, the Audit Committee will:

1.	Obtain the board of directors’ approval of this charter and, at least annually, review and reassess the adequacy of this charter, and amend and update it as conditions dictate. In addition, a copy of this Charter shall be included in the annual report to shareholders or the proxy statement at least triennially or the year after any significant amendment to the Charter.

2.	Appoint the independent auditors to be selected, subject to shareholder approval, to audit the financial statements of the Company.

3.	Pre-approve all audit and non-audit services by the independent auditors and set the compensation of the independent auditors.

4.	Have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Audit Committee, as the shareholders’ representatives; further the Audit Committee shall have the ultimate authority in deciding to engage, evaluate, and if appropriate, terminate independent auditor services.

5.	Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit and fees for the current year and the audit procedures to be utilized. Submit to management an estimate of audit, non-audit administrative and other fees to be paid by management on behalf of the Audit Committee.

6.	Review such audit including any comments or recommendations of the independent auditors.

7.	Review with the independent auditors and with the Company’s financial and accounting personnel the adequacy and effectiveness of the internal auditing, accounting and financial controls of the Company, and elicit any recommendations that they may have for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee should periodically review Company policy statements in terms of their adequately representing an ethical code of conduct.

8.	Review reports received from regulators and also review other legal and regulatory matters that may have a material affect on the financial statements or related Company compliance policies.

9.	Periodically review the effectiveness of the internal audit function and make appropriate recommendations. This includes the independence of the internal audit function’s reporting obligations, the proposed internal audit plans for the coming year, and the coordination of such plans with the independent auditors.

10.	Inquire of management and the independent auditors about significant risks or exposures and assess the steps management has taken to minimize such risks to the Company.

11.	Prior to each Audit Committee meeting, the Audit Committee should receive a summary of findings from completed internal audits and a progress report on the proposed internal audit plan with explanations for any deviations from the original plan.

12.	Review the quarterly financial statements with financial management and the independent auditors prior to the filing of each Form 10-QSB (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the committee by the auditors. The chair of the committee may represent the entire committee for purposes of this review.

13.

At all meetings of the Audit Committee, sufficient opportunity should be made available for the independent auditors to meet with members of the Audit Committee without members of management present. Among items to be discussed in these meetings are the independent auditor’s evaluation of the

Company’s financial, accounting and auditing personnel, and the cooperation which the independent auditors received during the course of their audit. The committee shall inquire about significant accruals, reserves, estimates, contingencies, or any areas of dispute between management and the independent auditors.

14.	Review, process and retain any complaints received by the Compliance Officer, an employee of the Company or the independent auditor regarding accounting, internal accounting controls or auditing matters. Review, process and retain confidential, anonymous submissions by employees of the Company regarding questionable accounting or auditing matters.

15.	The Audit Committee shall cause an investigation to be made into any matter brought to its attention that is within the scope of its duties, with the power to retain independent outside counsel or other professionals for this purpose if, in its judgment, that is appropriate.

16.	Review the Company’s accounting/financial human resources and succession planning.

17.	Report the results of the annual audit to the board of directors. If requested by the board, the Audit Committee should invite the independent auditors to attend a full board of directors meeting to assist in reporting the results of the annual audit or to answer other directors’ questions (alternatively, the other directors, particularly the other independent directors, may be invited to attend the audit committee meeting during which the results of the annual audit are reviewed).

18.	On an annual basis, ensure receipt from the independent auditors of a formal written communication delineating all their relationships with, and professional services provided to, the Company as required by the Independence Standards Board under Standard No. 1, Independence Discussions with Audit Committees. In addition, the Audit Committee shall actively engage in a dialogue with the independent auditors with respect to the nature and scope of any disclosed relationships or professional services and take, or recommend that the board of directors take, appropriate action to ensure the continuing independence of the auditors.

19.	Review the report of the audit committee which shall appear in the Annual Report to Shareholders and in the Annual Report on Form 10-KSB disclosing whether or not the committee had reviewed and discussed with management and the independent auditors, as well as discussed within the committee (without management or the independent auditors present), the financial statements and the quality of accounting principles and significant judgments affecting the financial statements. In addition, the committee should indicate whether, based on its discussions with management and the auditors, its members became aware of material misstatements or omissions in the financial statements.

20.	The Audit Committee shall meet on at least a quarterly basis. Minutes of all meetings of the Audit Committee shall be submitted to the Board of Directors of the Company.

21.	Review and approve the disclosure that is to appear in the Company’s proxy statement for its annual meeting of shareholders that denotes the Committee has satisfied its responsibilities under this Charter for the prior year.

22.	On at least an annual basis, review with the Company’s counsel, any legal matters that could have a significant impact on the organization’s financial statements, the Company’s compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

23.	Review annually management’s policies and procedures for insuring high standards of ethical conduct by the corporation and its employees and ensure such policies and procedures are actively and consistently enforced.

24.	Periodically perform self-assessment of Audit Committee performance.

25.	Annually review policies and procedures as well as audit results associated with directors’ and officers’ expense accounts and perquisites, and annually review a summary of directors’ and officers’ related party transactions and potential conflicts of interest.

26.	Review and approve requests for any management consulting engagement to be performed by the independent auditors and be advised of any other study/work undertaken that is beyond the scope of the audit engagement letter.

The Audit Committee believes that this charter properly defines its responsibilities in accordance with applicable regulations. Further, the intent of this charter is to ensure the financial reporting of the Company is of the highest quality.

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